Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Exhibit 10.11

AMENDMENT TO THE COINBASE PRIME BROKER AGREEMENT

This Amendment (this “Amendment”), dated as of January 9, 2026, to the Coinbase Prime Broker Agreement, dated October 3, 2025, by and between Coinbase, Inc. (“Coinbase”), on behalf of itself and as agent for Coinbase, Coinbase Custody Trust Company, LLC (“Coinbase Custody”), and, as applicable, Coinbase Credit, Inc. (“Coinbase Credit,” and collectively with Coinbase and Coinbase Custody, the “Coinbase Entities”), and the party or parties identified as a client thereunder (as such Coinbase Prime Broker Agreement may have been amended from time to time, the “Original Agreement”), is entered into by the Coinbase Entities and each Client identified on Schedule A hereto. Each Coinbase Entity and each Client may be individually referred to as a “Party” and collectively, the “Parties”.

WHEREAS, the Parties desire to amend the Original Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual agreement as set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties hereby agree as follows:

1.
Defined Terms. Capitalized terms used in this Amendment and not defined herein shall have the meanings assigned to such terms in the Original Agreement.

2.
Amendments.

a.
The Parties desire to amend and restate Schedule A of the Original Agreement to add the following entity:

Grayscale SUI Trust (SUI)

b.
Each Client listed on Schedule A attached hereto shall constitute a “Client” under the Original Agreement as modified hereby.

c.
Each Client listed on Schedule A attached hereto shall be deemed to have entered into the Original Agreement as modified hereby on a several but not joint basis.

d.
The Original Agreement as modified hereby shall constitute a series of separate agreements, each between a single Client and the Coinbase Entities, as if such Client had executed a separate Original Agreement as modified hereby naming only itself as the Client, and no Client shall have any liability for the obligations of any other Client.

3.
Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in a portable document format (pdf) or by another electronic format shall be as effective as delivery of a manually executed original counterpart of this Amendment.

4.
Effectiveness. This Amendment shall be deemed effective as of the first date set forth above in the introductory paragraph.

5.
Ratification. Upon this Amendment becoming effective pursuant to Section 4 above, the Original Agreement shall be, and be deemed to be, modified and amended in accordance with this Amendment. Except as specifically amended hereby, all of the terms and conditions of the Original Agreement are in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect. The Original Agreement as amended by this Amendment sets out all terms agreed between the Parties and supersedes all other agreements between the Parties relating to its subject matter.

COINBASE, INC. for itself and as agent for the Coinbase Entities

By: /s/ Victor Rios_________________________________

Name: Victor Rios

Title: Authorized Signatory

Date: January 9, 2026

Grayscale Investments Sponsors, LLC, on behalf of each Client listed in Schedule A

Name: /s/ Diana Zhang_______________________________

Title: Signatory____________________________________

Date: January 9, 2026_______________________________

Address: 290 Harbor Drive, 4th Floor, Stamford, CT 06902____

_____________________________________________

E-Mail: [***]_________________________________________

SPONSOR: Grayscale Investments Sponsors, LLC

Name: /s/ Diana Zhang_______________________________

Title: Signatory____________________________________

Date: January 9, 2026_______________________________

Address: 290 Harbor Drive, 4th Floor, Stamford, CT 06902____

_____________________________________________

E-Mail: [***]_________________________________________

Schedule A

List of Client Entities

Client	Digital Asset
Grayscale Avalanche Trust (AVAX)	Avalanche (AVAX)
Grayscale Bitcoin Trust ETF (GBTC)	Bitcoin (BTC)
Grayscale Bitcoin Mini Trust ETF (BTC)	Bitcoin (BTC)
Grayscale Cardano Trust ETF	Cardano (ADA)
Grayscale Dogecoin Trust (DOGE)	Dogecoin (DOGE)
Grayscale Ethereum Trust (ETHE)	Ether (ETH)
Grayscale Ethereum Mini Trust ETF (ETH)	Ether (ETH)
Grayscale Hedera Trust ETF	Hedera (HBAR)
Grayscale Polkadot Trust ETF	Polkadot (DOT)
Grayscale XRP Trust	XRP
Grayscale Solana Trust (SOL)	Solana (SOL)
Grayscale Digital Large Cap Fund LLC	Bitcoin (BTC), Ether (ETH), XRP, Solana (SOL), and Cardano (ADA)
Grayscale Bitcoin Cash Trust (BCH)	Bitcoin (BTC)
Grayscale Litecoin Trust (LTC)	Litecoin (LTC)
Grayscale Chainlink Trust (LINK)	Chainlink (LINK)
Grayscale Stellar Lumens Trust (XLM)	Lumens (XLM)
Grayscale SUI Trust (SUI)	SUI (SUI)

A-1